                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption  "Experts" and to the use of our report dated February 14, 2002 in the  Registration  Statement of
Empire  Resorts,   Inc.   (formerly  Alpha  Hospitality   Corporation)  for  the
registration of 772,993 shares of its common stock.

                                             /s/ Friedman Alpren & Green LLP
                                            ------------------------------------
                                            Friedman Alpren & Green LLP

New York, New York
August 28, 2003